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                                                              EXHIBIT 23.2

                       Consent of Independent Accountants



The Board of Directors
Rutherford-Moran Oil Corporation:



We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                   KPMG PEAT MARWICK LLP

Houston, Texas
December 17, 1997